CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the registrant's previously filed Registration Statement File Nos. 33-34996, 333-04223, 333-72737 and 33-64764.


                                       ARTHUR ANDERSEN LLP

Portland, Oregon
March 19, 1999